UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market*

* On June 17, 2025, Marin Software Incorporated (the “Company” or “we”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company failing to comply with certain continued listing requirements and provide a definitive plan evidencing compliance with the continued listing requirements. On June 26, 2025, the Company’s common stock was suspended from trading on Nasdaq. The delisting of the Company’s common stock from Nasdaq will become effective 10 calendar days after Nasdaq has filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 1, 2025, Marin Software Incorporated (the “Company”) filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and commenced a chapter 11 case for the Company (the “Chapter 11 Case”). The case is styled as In re Marin Software Incorporated.

Item 1.01 Entry Into Material Definitive Agreement.

On July 29, 2025, the Bankruptcy Court entered the Final Order Pursuant To 11 U.S.C. §§ 105, 361, 362, 363(c), 364(c)(1), 364(c)(2), 364(d)(1), 364(e) And 507 (I) Authorizing Debtor To (A) Obtain Postpetition Secured Financing From YYYYY, LLC; (B) Utilize Cash Collateral; And (C) Pay Certain Related Fees And Charges; (II) Granting Adequate Protection To The Prepetition Lender; (III) Modifying The Automatic Stay; And (IV) Granting Certain Related Relief [Docket No. 79] (“Final DIP Order”).

Among other things, the Final DIP Order approved, on a final basis, the Company’s obtaining financing pursuant to that certain postpetition promissory note (the “DIP Note”), by and among the Company and YYYYY, LLC (“5Y”), in an aggregate maximum principal amount of $1,200,000 (the “DIP Financing”), of which $500,000 became available upon the Bankruptcy Court’s entry of an interim order on July 3, 2025.

The above description of the DIP Note and DIP Financing is not complete and is qualified in its entirety by reference to the DIP Note, which is filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on July 3, 2025, and the terms of the DIP Note which are described in such Current Report, and Final DIP Order and incorporated by reference in this Item 1.01. The above description of the Final DIP Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Final DIP Order which is available on the docket of the Chapter 11 Cases, which can be accessed via PACER at https://www.pacer.gov. Additional information regarding the Chapter 11 Case, including the Final DIP Order, is available at www.donlinrecano.com/mrin. For copies of motions and orders filed with the Court and other documents related to the court supervised process, including the Plan (as defined below), please visit www.donlinrecano.com/mrin. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference.

Item 1.03 Bankruptcy or Receivership.

On July 30, 2025, the Bankruptcy Court entered orders granting relief on several motions filed by the Company. Among others, the Bankruptcy Court entered the Order (I) Granting Conditional Approval Of The Adequacy Of Disclosures In The Combined Disclosure Statement And Plan; (II) Scheduling A Combined Hearing On (A) The Adequacy Of The Disclosure Statement, (B) Confirmation Of The Plan, And (C) The Assumption Or Rejection Of Executory Contracts And Cure Amounts, And Setting Deadlines Related Thereto; (III) Approving The Forms Of Notices To Non-Voting Classes; And (IV) Granting Related Relief [Docket No. 88] (the “Conditional Order”). A hearing to consider final approval and confirmation of the Combined Disclosure Statement and Plan of Reorganization is expected to take place on August 28, 2025 at 10:30 a.m. Eastern Time (the “Combined Hearing”). Any objections to final approval or confirmation of the Plan, as defined below, must be filed with the Bankruptcy Court on or before August 21, 2025 at 4:00 p.m. Eastern Time. Any statements in support or a reply to any objection to confirmation of the Plan must be filed with the Bankruptcy Court by August 26, 2025 at 4:00 p.m. Eastern Time.

On July 30, 2025, the Company also filed with the Bankruptcy Court the First Amended Combined Disclosure Statement and Plan of Reorganization of the Company Under Chapter 11 of the Bankruptcy Code [Docket No. 89] (the “Plan”). In accordance with the Plan, which remains subject to approval of the Bankruptcy Court, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards, including stock options and restricted stock units, granted under the Company’s equity incentive plans) and all other options, warrants and rights to acquire common stock will be canceled and discharged and holders of such equity interests will not receive or retain any property on account thereof, provided that holders of the Company’s equity interests or equity securities will be entitled to receive, on a pro rata basis, any remaining cash of the Company following the payment of all claims against the Company. On the effective date of the Plan, Kaxxa Holdings, Inc., the plan sponsor, will be issued up to 1,000 shares of new common stock of the reorganized Company, less the outstanding indebtedness under the DIP Note that 5Y elects to convert (at a conversion rate of 10% of the DIP Financing per 60 shares). The Plan proposes to pay all holders of claims against the Company in full and distribute any remaining cash of the Company, including any undrawn or unused amounts under the DIP Financing, to holders of equity interests or equity securities of the Company. Because all classes of claims and interests under the Plan are unimpaired and deemed to consent to the Plan, no approval of the Plan is being solicited from such holders.

A copy of the Plan is included hereto as Exhibit 99.1 and is incorporated herein by reference. Except as described herein, the terms of the Plan remain as described in the Company’s Current Report on Form 8-K filed by the Company on July 3, 2025.

As noted above, additional information regarding the Chapter 11 Case is available at www.donlinrecano.com/mrin. For copies of motions and orders filed with the Court and other documents related to the court supervised process, including the Plan, please visit www.donlinrecano.com/mrin. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the DIP Note is incorporated herein by reference.

Cautionary Language Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. The Company’s common stock is no longer listed on the Nasdaq Capital Market, and trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Case, the Company’s ability to pay all general unsecured creditors in full and provide a distribution to the Company’s stockholders, the timing of approval of the Plan, the ability of the DIP Financing to provide sufficient liquidity for the Company’s obligations during the Chapter 11 Case, and similar statements. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the negotiation and confirmation of the Plan and the outcome of the Chapter 11 Case generally; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Case; and the effect of the Chapter 11 Case on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.1	First Amended Combined Disclosure Statement and Plan of Reorganization.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: August 4, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer